                                                       Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
           pursuant to Section 5.07(b) of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------


Distribution Date:  March 29, 2004
(i)     Amount of principal being paid or distributed:

        (a)    Certificates  (1)    $0.00
                                 -------------------
                             (2) ( $            -    , per $1,000 original principal amount of the Certificates)
                                 -------------------

(ii)    Amount of interest being paid or distributed on:

        (a)    Certificates  (1)   $167,925.33            1.9200000%   (Based on 3-Month LIBOR)
                                 ---------------------   -------------
                             (2) ( $ 0.0000049        , per $1,000 original principal amount of the Certificates)
                                 ---------------------

        (b)    (1)    3 Mo. Libor for the reporting period from the previous Distribution Date was:    1.1400000%
                                                                                                    --------------------
               (2)    The Student Loan Rate was:     Not Applicable
                                                   --------------------


(iii)   Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
        (a)    Distributed:  (1)  $0.00
                                  -------------------
                             (2) ($                - , per $1,000 original principal amount of the Certificates)
                                  -------------------
        (b)    Balance:      (1)  $                -
                                  -------------------
                             (2) ($                -, per $1,000 original principal amount of the Certificates)
                                  -------------------

(iv)    Pool Balance at end of related Collection Period:   $343,433,475.85
                                                            ------------------

(v)     After giving effect to distributions on this Distribution Date:

        (a)    (1)    Certificate Balance:       $34,600,000.00
                                                 ---------------------------
               (2)    Certificate Pool Factor:       1.00000000
                                                 ---------------------------


(vi)    (a)    (1)    Amount of Servicing Fee for  related Collection Period:    $368,994.76
                                                                              ---------------
               (2)     $ 10.6645884 , per $1,000 original principal amount of the Notes.
                      --------------
        (b)    Amount of Excess Servicing Fee being distributed and remaining balance (if any):
               (1)    Distributed:       $0.00
                                  ---------------
                                  $          -   , per $1,000 original principal amount of the Certificates)
                                  ---------------
               (2)    Balance:           $0.00
                                  ---------------
                                  $          -   , per $1,000 original principal amount of the Certificates)
                                  ---------------
        (c)    Amount of Administration Fee for related Collection Period:  $3,000.00
                                                                           -----------
                              $ 0.0867052   , per $1,000 original principal amount of the Certificates)
                              --------------
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                                                                          Page 2




(vii)   (a)    Aggregate amount of Realized Losses (if any) for the related Collection Period:   $578.95
                                                                                               -------------
        (b)    Delinquent Contracts                   # Disb.           %                      $ Amount                %
                                                      -------           -                      --------                -
               30-60 Days Delinquent                    726            2.41%                 $ 9,996,031             3.24%
               61-90 Days Delinquent                    327            1.09%                 $ 3,753,818             1.22%
               91-120 Days Delinquent                   191            0.63%                 $ 2,512,518             0.81%
               More than 120 Days Delinquent            310            1.03%                 $ 5,468,610             1.77%
               Claims Filed Awaiting Payment            176            0.58%                 $ 1,323,429             0.43%
                                                   -------------       --------------       --------------       -------------
                  TOTAL                              1,730             5.75%                 $23,054,406             7.46%

(viii)  Amount in the Reserve Account:            $1,297,500.00
                                                  ------------------

(ix)    Amount in the Prefunding Account:             $0.00
                                                  ------------------

(x)     Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
        be distributed as a payment of principal in respect of Notes:     $0.00
                                                                       ------------

(xi)    Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
        to be distributed as a payment of principal in respect of Notes:  $0.00
                                                                       ------------

(xii)   (a)    Cumulative TERI Claims Ration as of Distribution Date       8.90%
                                                                       ------------
        (b)    TERI Trigger Event has not occurred.





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